Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

      The undersigned, Carlos E. Buchanan II, the Chief Financial Officer of RIO BRAVO OIL. INC.  (the "Company"), DOES HEREBY CERTIFY that:

      1. The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

      2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, the undersigned has executed this statement this 15th day of May 2014.

                                     /s/ Carlos E. Buchanan II

                                     ------------------------------------

                                     Carlos E. Buchanan II

                                     Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Rio Bravo Oil, Inc. and will be retained by Rio Bravo Oil, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.